SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

           [X]  Filed by the Registrant

           [ ]  Filed by a Party other than the Registrant


Check the appropriate box:

[X]   Preliminary Proxy Statement

[  ]  Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

            Fidelity Advisor Series IV
      (Name of Registrant as Specified In Its Charter)
      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check appropriate box):

[X]   No fee required.

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1) Title of each class of securities to which transaction applies:

            (2)    Aggregate number of securities to which transaction applies:

            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

            (4)    Proposed maximum aggregate value of transaction:

            (5)    Total Fee Paid:

[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1)    Amount Previously Paid:

            (2)    Form, Schedule or Registration Statement No.:

            (3)    Filing Party:

            (4)    Date Filed:

                   FIDELITY REAL ESTATE HIGH INCOME FUND
                                  A FUND OF
                          FIDELITY ADVISOR SERIES IV

              82 Devonshire Street, Boston, Massachusetts 02109
                                1-617-563-6414

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

      NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of Fidelity Real Estate High Income Fund (the "Fund"), a series of Fidelity Advisor Series IV (the "Trust"), will be held at the office of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109 on May 6, 1998, at 9:00 a.m. The purpose of the Meeting is to consider and act upon the following proposal, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To amend the fund's fundamental investment objective to allow investment in a wider range of real estate-related instruments.

      The Board of Trustees has fixed the close of business on April 8, 1998, as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.



                                          By order of the Board of Trustees,
                                               ERIC D. ROITER, Secretary

April 8, 1998



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


                           YOUR VOTE IS IMPORTANT -
                   PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS  ARE  INVITED TO ATTEND THE  MEETING IN PERSON.  ANY  SHAREHOLDER
WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.


                    INSTRUCTIONS FOR EXECUTING PROXY CARD

      The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

      1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

      3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:


                   REGISTRATION                  VALID SIGNATURE
          A. 1) ABC Corp.                        John Smith, Treasurer
             2) ABC Corp.                        John Smith, Treasurer
                c/o John Smith, Treasurer

          B. 1) ABC Corp. Profit Sharing Plan    Ann B. Collins, Trustee
             2) ABC Trust                        Ann B. Collins, Trustee
             3) Ann B. Collins, Trustee          Ann B. Collins, Trustee
                u/t/d 12/28/78

          C. 1) Anthony B. Craft, Cust.          Anthony B. Craft
                f/b/o Anthony B. Craft, Jr.
                UGMA


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



                               PROXY STATEMENT

                      SPECIAL MEETING OF SHAREHOLDERS OF
                    FIDELITY REAL ESTATE HIGH INCOME FUND
                                  A FUND OF
                          FIDELITY ADVISOR SERIES IV
                          TO BE HELD ON MAY 6, 1998

              82 Devonshire Street, Boston, Massachusetts 02109
                                1-617-563-6414

      This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Advisor Series IV (the "Trust") to be used at the Special Meeting of Shareholders of Fidelity Real Estate High Income Fund (the "Fund") and at any adjournments thereof (the "Meeting"), to be held on May 6, 1998, at 9:00 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company ("FMR"), the fund's investment adviser.

      The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about April 8, 1998. The expenses in connection with preparing this Proxy Statement and its enclosures will be borne by FMR. The principal business address of FMR and Fidelity Distributors Corporation ("FDC"), the fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts 02109.

      If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.

      All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.

      On February 28, 1998, there were 7,002,738.965 shares of the fund issued and outstanding.

      As of February 28, 1998, the trustees and officers of the trust owned, in the aggregate, less than 1% of the fund's outstanding shares.

      To the knowledge of the trust, beneficial ownership of the fund on February 28, 1998, was as follows:

      GTE Service Corporation, Stamford, CT                 66.96%
      NCR Corporation, Dayton, OH                           33.04%

      Shareholders of record at the close of business on April 8, 1998, will be entitled to receive this Statement and to give consent.

      For a free copy of the fund's Prospectus ("Prospectus") and Statement of Additional Information ("SAI"), each dated March 30, 1998, its annual report for the fiscal year ended November 30, 1997, and its semiannual report for the fiscal period ended May 31, 1997, call Fidelity Investments at 1-617-563-6414 or write to Fidelity Distributors Corporation at 82 Devonshire Street, Boston, Massachusetts 02109.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a "majority of the outstanding voting securities" of the fund. Under the Investment Company Act of 1940 (the "1940 Act"), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. Broker non-votes are not considered "present" for this purpose.








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



 1. TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE TO ALLOW INVESTMENT IN A WIDER RANGE OF REAL ESTATE-RELATED INSTRUMENTS.

      The Board of Trustees has approved, and recommends that the shareholders of the fund approve, a proposed amendment to the fund's investment objective which would allow a greater degree of investment in real estate-related instruments that are not commercial mortgage-backed securities ("CMBS").

      Fidelity Real Estate High Income Fund's current fundamental investment objective is as follows:

            The fund seeks a high level of current income by investing primarily in commercial mortgage-backed securities.

      The Trustees recommend that shareholders of the fund vote to replace the fund's current fundamental investment objective with the following amended fundamental investment objective:

            The fund seeks a high level of current income by investing primarily in real estate-related instruments. As a secondary objective, the fund also seeks growth of capital.

Approval of the amended fundamental investment objective would effect two changes to the existing investment objective of the fund: (1) it would expand the range of real estate-related instruments in which the fund may invest; and
(2) it would establish growth of capital as a secondary objective.

      Since the fund commenced operations in 1995, the relative return of CMBS, taking credit and other risk into account, has diminished compared to that of other high-yielding bonds. When the fund was introduced, high-yielding CMBS offered 200-300 basis points greater yield than comparable high-yielding corporate bonds with similar risk. Because the number of buyers has increased, this magnitude of additional yield is generally no longer available, and other real estate-related instruments sometimes offer what FMR believes to be better risk/return profiles.

      In conjunction with the proposed change to the fund's fundamental investment objective, the Trustees have approved revising the fund's non-fundamental name test policy. Under the fund's current non-fundamental name test policy, at least 65% of the fund's total assets will normally be invested in lower-quality real estate debt securities, primarily commercial mortgage-backed securities and other mortgage-related securities. The revised policy would state:

            Under normal market conditions, FMR will invest at least 90% of the Fund's net assets in commercial and residential mortgage-backed securities; debt securities of real estate entities; equity securities of entities whose primary assets are mortgage loans or commercial or residential mortgage-backed securities; preferred stock of real estate investment trusts; U.S. Government securities; cash equivalents; and related futures and options.

For purposes of this name test policy, a "real estate entity" is any company that is primarily engaged in the real estate industry. FMR considers a company to be primarily engaged in the real estate industry if at least 50% of its assets, gross income, or net profits are committed to, or derived from, real estate.

      The Board of Trustees has also  approved the adoption of the following new
non-fundamental   investment   limitation  governing   investments  in  non-U.S.
dollar-denominated securities.

            The fund does not currently intend to invest more than 5% of its total assets in non-U.S.
            dollar-denominated securities.

This proposed limitation is not expected to significantly affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests.

      The Board of Trustees has also approved the adoption of the following new non-fundamental investment limitation governing investments in emerging market securities.

            The fund does not currently intend to invest in any emerging market securities.

For purposes of this investment limitation, countries with emerging markets include countries (i) that have an emerging stock market, as defined by the International Finance Corporation, (ii) with low- to middle-income economies, according to the World Bank, or (iii) that are listed in World Bank publications as "developing." As of March 27, 1998, the following countries are not considered to have emerging markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

      Changes in non-fundamental investment policies can be made without shareholder approval but are subject to the supervision of the Board of Trustees, and to appropriate disclosure to fund shareholders and prospective investors.

      For a further discussion of the real estate-related instruments in which the fund may invest, see "Investment Principles and Risks - Securities and Investment Practices" in the fund's Prospectus and "Investment Policies and Limitations" in the SAI, each of which is incorporated herein by this reference.

      FMR believes that the broader fundamental investment objective and name test policy will benefit shareholders of the fund because the broader flexibility to invest in real estate-related securities should assist FMR in enhancing the fund's performance through security selection and would allow for increased diversification. In addition, FMR believes that the establishment of growth of capital as a secondary objective of the fund is consistent with its investment in high-yield instruments since a significant portion of the return on such instruments may be derived from appreciation in the value of the underlying security.

      Conclusion. The Board of Trustees has considered this proposal and believes that the revision to the fund's fundamental investment objective will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the revised fundamental investment objective will become effective when the fund's Prospectus is revised or supplemented. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental investment objective will remain unchanged.

                                   OTHER BUSINESS
                                   --------------

      The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

                    SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
                    -------------------------------------------

      The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.








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



                   Your prompt response will save your fund
                      the expense of additional mailings.

          Return the proxy card in the enclosed envelope or mail to:

                             Fidelity Investments
                             --------------------
                               Proxy Department
                                P.O. Box 9107
                            Hingham, MA 02043-9848

          Please fold and detach card at perforation before mailing.
===============================================================================
Fidelity Advisor Series IV:  Fidelity Real Estate High Income Fund
------------------------------------------------------------------
PROXY SOLICITED BY THE TRUSTEES
-------------------------------
The undersigned,  revoking previous proxies,  hereby appoint(s) Edward
C. Johnson 3d and Eric D. Roiter, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series IV: Fidelity Real Estate High Income Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire Street, Boston, Massachusetts 02109, on May 6, 1998, at
9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                    Date ________________________, 1998

                                    NOTE:  Please sign exactly as your name
                                    appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                                    _________________________________

                                    _________________________________

                                      Signature(s) (Title(s), if applicable)
                                    PLEASE SIGN, DATE, AND RETURN PROMPTLY IN
                                                ENCLOSED ENVELOPE

Please refer to the Proxy Statement discussion of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
Please fold and detach card at perforation before mailing.
==============================================================================
Please vote by filling in the appropriate box below, as shown, using blue or
----------------------------------------------------------------------------
black ink or dark pencil.  Do not use red ink.
---------------------------------------------

1.  To amend the fundamental            FOR [  ] AGAINST [  ]   ABSTAIN [  ]
    investment objective to allow
    investment in a wider range of
    real estate-related instruments.










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